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                 CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002

David G. Booth, Principal Executive Officer, and Gregory K. Hinkle, Principal Financial Officer, of Dimensional Emerging Markets Value Fund, a Delaware statutory trust (the "Registrant"), each certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2016 (the "Report") fully complies with the requirements of
       Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:  /s/ David G. Booth
     --------------------------
     David G. Booth
     Principal Executive
     Officer
     Dimensional Emerging
     Markets Value Fund

Date: June 22, 2016

By:  /s/ Gregory K. Hinkle
     --------------------------
     Gregory K. Hinkle
     Principal Financial
     Officer
     Dimensional Emerging
     Markets Value Fund

Date: June 22, 2016